UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2008

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33274	20-5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440-808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On April 7, 2008, TravelCenters of America LLC (“TA”) issued a press release announcing that its 2008 annual meeting of shareholders will be held on Friday, June 13, 2008 and that a proxy contest previously announced by E2 Investment Partners LLC, Locksmith Value Opportunity Fund LP and other individuals and entities affiliated with Timothy E. Brog will not occur.  TA further announced in that press release that, after the end of regular business hours on Friday, April 4, 2008, the Delaware Court of Chancery issued an order declaring that the notice of intent to nominate directors and to present other proposals provided by E2 Investment Partners LLC to TA was invalid and of no force or effect. Accordingly, the proposed nominations and other business announced by Mr. Brog will not be considered at TA’s 2008 annual meeting of shareholders.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

99.1                         Press release dated April 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Andrew J. Rebholz
Andrew J. Rebholz
Executive Vice President and Chief Financial Officer

Dated: April 7, 2008

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated April 7, 2008.